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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549



                                   FORM 8-K


                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(b) OF THE
                       SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)      May 15, 1997
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                        WATERMARC FOOD MANAGEMENT CO.
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            (Exact Name of Registrant as Specified in Its Charter)

                                    Texas
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                (State or Other Jurisdiction of Incorporation)

            0-20143                                   74-2605598
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    (Commission File Number)              (I.R.S. Employer Identification No.)

11111 Wilcrest Green, Suite 350, Houston, Texas                77042
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(Address of Principal Executive Offices)                     (Zip Code)

                                (713) 783-0500
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             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
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        (Former Name or Former Address, if Changed Since Last Report)

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INFORMATION INCLUDED IN REPORT ON 8-K


ITEM 5.   OTHER EVENTS

On September 14, 1995, The Original Pasta Co., executed Promissory Notes (the "Notes") in the principal amounts of $2,750,000 and $1,000,000 in favor of Ghulam M. Bombaywala, Chairman of the Board and Chief Executive Officer of the Company, in connection with the acquisition of The Original Pasta Co. by the Company. On May 15, 1997 Mr. Bombaywala and the Company entered into a Conversion and Offset Agreement (attached hereto as Exhibit 99.1 to the Company's Form 10-Q and incorporated herein by reference) whereby the parties to the Notes agreed to convert the $3,750,000 of debt evidenced by the Notes to 7,500,000 Common Stock Rights (the "Rights"). Each of the Rights can be converted to one share of the Company's Common Stock at a later date assuming the Company has a sufficient number of shares authorized and freely issuable. In exchange for the Rights, Mr. Bombaywala forgave the Notes. The Company intends to proceed with an amendment to its Articles of Incorporation to increase its authorized Common Stock to a sufficient level to enable it to issue all of the shares. However, there can be no assurance that such amendment will be adopted.

The Company also agreed with Mr. Bombaywala to offset $819,202 in additional notes payable to, against notes receivable from, Mr. Bombaywala.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The Company's Form 10-Q for the period ending March 30, 1997 is incorporated herein by reference and attached hereto as Exhibit 1.




                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Watermarc Food Management Co.
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                                               (Registrant)

Date  May 19, 1997              By        /s/ THOMAS J. BUCKLEY
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                                                (Signature)

                                By            Thomas J. Buckley
                                  ----------------------------------------


                                Title      Chief Financial Officer
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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                          DESCRIPTION
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  1               10-Q for the period ending March 30, 1997.